200 Berkeley Street
Boston, MA 02116-5034

CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with the annual reports of Evergreen Variable Annuity Trust (the “Registrant”) on Form N-CSR for the period ended December 31, 2009, as filed with the Securities and Exchange Commission (the “Reports”), I, Jeremy DePalma, Principal Financial Officer of Evergreen Variable Annuity Trust, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 1, 2010

/s/ Jeremy DePalma

Jeremy DePalma
Principal Financial Officer
Evergreen Variable Annuity Trust

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the annual reports of Evergreen Variable Annuity Trust (the “Registrant”) on Form N-CSR for the period ended December 31, 2009, as filed with the Securities and Exchange Commission (the “Reports”), I, W. Douglas Munn, Principal Executive Officer of Evergreen Variable Annuity Trust, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 1, 2010

/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer
Evergreen Variable Annuity Trust

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.